UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 17, 2002

	Exact name of registrant as specified	I.R.S.
	in its charter, state of incorporation,	Employer
Commission	address of principal executive offices,	Identification
File Number	Telephone	Number

1-16305	PUGET ENERGY, INC.	91-1969407
A Washington Corporation.
411 - 108th Avenue N.E.
Bellevue, Washington 98004-5515
(425) 454-6363

================================================================================

ITEM 5. Other Events

On April 17, 2002 the Company issued the following press release.

Puget Energy reports first-quarter 2002 results

Bellevue, Wash. (April 17, 2002)-- Puget Energy (NYSE: PSD) today reported 2002 first-quarter income for common stock of $24.5 million, or 28 cents per diluted share, slightly better than Wall Street's expectations of 25 cents per share.

The first quarter's results are compared to $70.1 million, or 81 cents per diluted share for the first quarter in 2001. Twelve-month income for common stock for the period ended March 31, 2002 was $52.8 million, or 61 cents per diluted share, compared to income of $179 million, or $2.08 per diluted share, in the year-ago period.

"As was expected, the first-quarter results reflect the continued under-recovery of net power costs for our Puget Sound Energy (PSE) utility subsidiary," said Puget Energy President and CEO Stephen P. Reynolds. "Fortunately, we've worked out a plan with state regulators that will enable the company to restore its financial strength and improve results going forward."

PSE last month reached a settlement with the Washington Utilities and Transportation Commission authorizing a $25 million increase in PSE's general electric rates during the second quarter of 2002.

Reynolds cited four additional factors that help "set the course for strong performance in the future": fast-track completion of PSE's general rate case, expected by July 1, 2002; a planned three-year improvement in the equity component of PSE's capital structure and pay-down of corporate debt; ongoing, steady growth within PSE's service territory; and growth of Puget Energy's non-regulated business, InfrastruX Group, which provides construction and maintenance services primarily to gas and electric utilities.

-more-

Puget Energy - 2

FACTORS IN FIRST-QUARTER RESULTS

Lower operating revenues of $757 million, compared to $1.1 billion for the same period in 2001, were primarily due to the lower market prices and volumes related to PSE's electricity sales to industrial customers and surplus electricity sales. Also, electric margins were down substantially, mainly due to the under-recovery of increased power-supply costs for PSE. Cooler temperatures in the first quarter of 2002 compared to the comparable period for 2001 resulted in increased gas margins.

Revenues for the non-regulated InfrastruX Group subsidiary were $60.8 million, up $32.2 million from the same period in 2001.

While utility operations and maintenance expenses are up compared to the comparable period one year ago, the results are substantially below budget, reflecting continued cost-containment efforts.

Utility operations and maintenance expenses of $65.9 million, compared to $61.2 million in 2001, increased primarily due to one-time costs related the transition of employees responsible for the construction and maintenance of PSE's power-distribution system to a service provider under contract with PSE.

Other operations and maintenance expenses increased reflecting growth of InfrastruX Group.

FACTORS IN 12-MONTH RESULTS

Twelve-month revenues and costs for 2001 were affected by the same factors for the quarter.

Operating revenues for the 12-month period were $3 billion, compared to $3.9 billion for the same period in 2001.

Utility operations and maintenance expenses for the 12-month period reflect a full twelve months of the Personal Energy Management™ energy-efficiency program, increases in generation-related operating and maintenance costs as well as one-time expenses related to the transition of employees responsible for the construction and maintenance of PSE’s power-distribution system to a third-party service provider.

-more-

Puget Energy - 3

FIRST-QUARTER EARNINGS ANALYST TELECONFERENCE

A conference call for analysts to discuss with management the first-quarter results and the outlook for future performance is scheduled at 10 a.m. EDT (7 a.m. PDT) Wednesday, April 17, 2002. The call will be broadcast live through a Web cast at www.pse.com by accessing the Investors section of the Web site. The Web cast will be archived and available for replay following the live call. A recorded replay of the conference call also will be available two hours after completion of the conference on April 17 through midnight (EDT) Fri., April 19, 2002. To access the recording, dial 1-800-428-6051, and enter the conference identification number at 238134.

PUGET ENERGY -- SUMMARY INCOME STATEMENT
----------------------------------------
(In thousands, except per-share amounts, Unaudited)
                                  Three months ended 03/31(1)       Twelve months ended 03/31
                                       2002           2001(2)         2002           2001(2)

Operating revenues
  Electric                       $   381,534      $  765,007     $ 1,969,185      $ 3,098,346
  Gas                                314,491         304,270         825,292          711,111
  Other                               61,320          50,587         216,995          104,856
                                -------------   -------------   -------------    -------------
   Total operating revenues          757,345       1,119,864       3,011,472        3,914,313
                                -------------   -------------   -------------    -------------
Operating expenses
  Electric generation fuel            65,180          102,384        244,201          264,613
  Residential exchange               (42,747)         (16,741)      (101,870)         (45,542)
  FAS-133 unrealized (gain)/loss     (11,497)          26,466        (49,145)          26,466
  Utility operations & maintenance    65,941           61,179        270,550          246,424
  Other operations & maintenance      54,103           30,140        180,694           86,978
  Depreciation & amortization         55,949           53,128        220,361          203,756
  Conservation amortization            2,165            1,601          7,057            5,812
  Other taxes                         66,120           70,081        210,453          214,796
  Federal income taxes                20,490           54,260         44,236          130,513
                                -------------   --------------   ------------    -------------
       Total operating expenses      680,774          989,323      2,768,319        3,535,786
                                -------------   --------------   ------------    -------------
Operating income                      76,571          130,541        243,153          378,527
Other income (net of tax)                384            1,941         12,968            2,612
                                -------------   --------------   ------------    -------------
Income before interest charges
    & minority interest               76,955          132,482        256,121          381,139
Interest charges                      50,398           45,435        195,023          178,453
Minority interest                         79              ---             79              ---
                                -------------   --------------   ------------    -------------
Net income before cumulative effect of
    accounting change                 26,478           87,047         61,019          202,686
FAS-133 transition adjustment
    loss (net of tax)                    ---           14,749            ---           14,749
                                -------------   --------------   ------------    -------------
Net Income                            26,478           72,298         61,019          187,937
Less preferred stock dividend accruals 2,012            2,157          8,267            8,849
                                -------------   --------------   ------------    -------------
Income for common stock           $   24,466       $   70,141    $    52,752       $  179,088
                                =============   ==============   ============    =============

Common shares outstanding             87,175           86,036         86,729           85,654
                                -------------   --------------   ------------    -------------

Basic earnings per common share before cumulative
    effect of accounting change    $    0.28        $    0.99    $      0.61       $     2.26
Cumulative effect of accounting change   ---            (0.17)           ---            (0.17)
                                -------------   --------------   ------------    -------------
Basic earnings per common share    $    0.28        $    0.82    $      0.61       $     2.09

Diluted earnings per common share before cumulative
    effect of accounting change    $    0.28        $    0.98    $      0.61       $     2.25
Cumulative effect of accounting change   ---            (0.17)           ---            (0.17)
                                -------------   --------------   ------------    -------------
Diluted earnings per common share(3)$   0.28        $    0.81    $      0.61       $     2.08

======================================================

  1 Partial-year results may not accurately predict full-year performance, as earnings are significantly affected by weather.
  2 Certain amounts previously reported have been reclassified to conform with current year presentations with no effect on net income.
  3 Diluted earnings per common share include the dilutive effect of securities related to employee compensation plans.

PUGET SOUND ENERGY(1) -- UTILITY OPERATING DATA
---------------------------------------------
                                    Three months ended 03/31        Twelve months ended 03/31
                                 ------------------------------  ------------------------------
                                      2002           2001               2002            2001
                                 ------------------------------  ------------------------------
Energy sales revenues
($ in thousands, Unaudited)
    Electricity
     Residential                     $  203,706     $  202,527       $  600,785     $  600,992
     Commercial                         143,400        151,326          512,775        502,918
     Industrial                          23,632        147,541          195,460        398,670
     Other retail sales(2)              (15,849)       (79,559)          (9,685)        23,630
                                 ---------------  -------------  ---------------  -------------
       Subtotal, retail sales           354,889        421,835        1,299,335      1,526,210
     Transportation                       3,563            ---            6,100            ---
     Sales to other utilities            36,198        337,166          720,408      1,524,277
     Other(3)                           (13,116)         6,006          (56,658)        47,861
                                 ---------------  -------------  ---------------  -------------
       Total electricity sales          381,534        765,007        1,969,185      3,098,348
    Gas
     Residential                        200,288        188,420          498,629        432,021
     Commercial                          95,100         95,717          256,243        216,810
     Industrial                          13,368         14,630           48,190         39,859
                                 ---------------  -------------  ---------------  -------------
       Subtotal, retail sales           308,756        298,767          803,062        688,690
     Transportation                       2,931          2,824           11,887         11,663
     Other                                2,804          2,679           10,343         10,758
                                 ---------------  -------------  ---------------  -------------
       Total gas sales                  314,491        304,270          825,292        711,111
                                 ---------------  -------------  ---------------  -------------
    Total energy sales revenues      $  696,025    $ 1,069,277      $ 2,794,477    $ 3,809,459
-----------------------------------------------------------------------------------------------
Energy sales volumes
    Electricity (in mWh)
     Residential                      3,234,835      3,149,155        9,640,944      9,728,097
     Commercial                       2,110,029      2,146,684        7,916,510      7,760,749
     Industrial                         346,042        739,208        2,147,556      3,782,213
     Other(2)                          (198,840)      (376,502)          54,020         91,673
                                 ---------------  -------------  ---------------  -------------
       Subtotal, retail sales         5,492,066      5,658,545       19,759,030     21,362,732
     Transportation                     553,874            ---          861,937            ---
     Sales to other utilities         1,352,813      1,829,605        7,018,028     14,557,178
                                 ---------------  -------------  ---------------  -------------
                                 ---------------  -------------  ---------------  -------------
       Total mWh                      7,398,753      7,488,150       27,638,995     35,919,910
    Gas (in 000's of therms)
     Residential                        217,621        194,463          517,807        505,705
     Commercial                         113,630        109,000          302,386        299,689
     Industrial                          15,684         16,956           56,704         61,629
     Transportation                      54,743         48,969          193,970        194,415
                                 ---------------  -------------  ---------------  -------------
       Total gas volumes                401,678        369,388        1,070,867      1,061,438
-----------------------------------------------------------------------------------------------
Customers served(4)
    Electricity
     Residential                        837,663        821,533          830,169        814,981
     Commercial                         101,992         99,981          100,353         99,207
     Industrial                           3,949          4,037            3,989          4,079
     Other                                1,866          1,685            1,808          1,583
     Transportation                          15            ---               11            ---
                                 ---------------  -------------  ---------------  -------------
       Total electricity                945,485        927,236          936,330        919,850
       customers
    Gas
     Residential                        561,065        545,051          552,360        536,783
     Commercial                          46,514         47,002           46,756         45,819
     Industrial                           2,793          2,862            2,819          2,948
     Transportation                         110            112              111            103
                                 ---------------  -------------  ---------------  -------------
       Total gas customers              610,482        595,027          602,046        585,653
-----------------------------------------------------------------------------------------------
Weather
    Actual heating degree days            2,095          1,979            5,109          4,950
    Normal heating degree days            1,975          1,975            4,908          4,908

  1 Puget Sound Energy is the electric and natural gas utility subsidiary of Puget
    Energy.
  2 Includes change in unbilled revenues.
  3 Includes Conservation Trust collection and sales of non-core gas supply to generators.
  4 Quarterly data represents average served during March; 12-month data represents average for the 12 months ended.

PUGET ENERGY -- SEGMENT RESULTS
-------------------------------
(In thousands, Unaudited)
                                    Puget Sound                                    Puget Energy
Three months ended 3/31/02             Energy       InfrastruX       Other(1)           Total
-----------------------------------------------------------------------------------------------
Revenues                            $  696,025     $   60,761       $    559        $  757,345

Depreciation and amortization           53,674          2,271              4            55,949

Federal income tax                      19,753            526            211            20,490

Operating income                        74,474          1,986            111            76,571

Interest charges, net of AFUDC          49,343          1,055              -            50,398

Net income                              25,619          1,005           (146)           26,478

Total assets                         5,132,987        279,030        119,053         5,531,070
-----------------------------------------------------------------------------------------------

Three months ended 3/31/01
-----------------------------------------------------------------------------------------------
Revenues                           $ 1,069,276     $   28,541     $   22,047       $ 1,119,864

Depreciation and amortization           51,482          1,643              3            53,128

Federal income tax                      48,232           (543)         6,571            54,260

Operating income                       117,828            444         12,269           130,541

Interest charges, net of AFUDC          45,220            109            106            45,435

Net income                              60,419           (567)        12,446            72,298

Total assets                         5,655,740        154,569        137,246         5,947,555
-----------------------------------------------------------------------------------------------

Twelve months ended 03/31/02
-----------------------------------------------------------------------------------------------
Revenues                           $ 2,794,477     $  206,007     $   10,988       $ 3,011,472

Depreciation and amortization          210,897          9,449             15           220,361

Federal income tax                      38,294          3,425          2,517            44,236

Operating income                       230,400         10,243          2,510           243,153

Interest charges, net of AFUDC         190,253          4,602            168           195,023

Net income                              45,337          4,090         11,592            61,019

Total assets                         5,132,987        279,030        119,053         5,531,070
-----------------------------------------------------------------------------------------------

Twelve months ended 03/31/01
-----------------------------------------------------------------------------------------------
Revenues                           $ 3,809,457     $   73,539     $   31,317       $ 3,914,313

Depreciation and amortization          199,829          3,910             17           203,756

Federal income tax                     125,988           (128)         4,653           130,513

Operating income                       364,983          1,309         12,235           378,527

Interest charges, net of AFUDC         176,830            297          1,326           178,453

Net income                             116,906         (1,110)        72,141           187,937

Total assets                         5,655,740        154,569        137,246         5,947,555
-----------------------------------------------------------------------------------------------

  1 Includes the non-regulated subsidiaries of Puget Sound Energy, principally Puget Western,
    Inc., a real estate company and miscellaneous holding company expenses.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PUGET ENERGY, INC.

/s/ James W. Eldredge
James W. Eldredge
Corporate Secretary and Chief Accounting Officer

Date: April 17, 2002